UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

UQM Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Colorado	1-10869	84-0579156
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4120 Specialty Place
Longmont, Colorado 80504

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 682-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UQM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On July 31, 2019, pursuant to the terms of the Agreement and Plan of Merger, dated as of January 21, 2019 (the “Merger Agreement”), by and among UQM Technologies, Inc., a Colorado corporation (the “Company”), Danfoss Power Solutions (US) Company, a Delaware corporation (“Parent”), and Danfoss-2019 Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (the “Merger Sub”), Merger Sub was merged (the “Merger”) with and into the Company with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

Item 2.01                                           Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and Items 3.03, 5.01, 5.02, and 5.03 of this report is incorporated herein by reference.

On July 31, 2019, Parent completed the acquisition of the Company through the Merger.

At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of the Company’s common stock (each a “Company Share”), other than shares owned by Parent, Merger Sub, or any wholly-owned subsidiary of the Company, or held in the Company’s treasury, was cancelled and converted into the right to receive $1.71 per share in cash, without interest (the “Merger Consideration”) and net of any taxes required to be withheld therefrom.

Each option to purchase Company Shares that was outstanding as of the Effective Time (whether vested or unvested) was cancelled in exchange for the right to receive the excess of the Merger Consideration over the exercise price of such option, less any taxes required to be withheld therefrom. Restricted stock and restricted stock units that were not vested immediately prior to the Effective Time were automatically fully vested and free of any restrictions immediately prior to the Effective Time, and treated as Company Shares for all purposes of the Merger Agreement, including the right to receive the Merger Consideration, subject to applicable withholdings.  Outstanding Company warrants that were outstanding at the Effective Time were cancelled and the holders issued a replacement warrant exercisable for an amount in cash equal to the aggregate number of Common Shares underlying the warrant multiplied by the excess, if any of the Merger Consideration over the per share exercise price of the applicable warrant.

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 22, 2019.

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Items 2.01 and 3.03 of this report is incorporated herein by reference.

On July 31, 2019, in connection with the consummation of the Merger, the Company notified the NYSE American LLC (“NYSE American”) of the consummation of the Merger and requested that the trading of the Company Shares on NYSE American be suspended and that the listing of the Company Shares on NYSE American be withdrawn. In addition, the Company requested that NYSE American file with the Securities and Exchange Commission (the “SEC”) a notification on Form 25 to report the delisting of the Company Shares from NYSE American and to deregister the Company Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On August 1, 2019 the NYSE American filed the Form 25 with the SEC and it is expected to be effective ten days after its filing.

Following the effectiveness of the Form 25, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Company Shares under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13(a) and 15(d) of the Exchange Act with respect to the Company Shares. Once such measures become effective, the Company will no longer be required to prepare and file public reports and will cease to file reports with the SEC.

Item 3.03                                           Material Modifications to Rights of Security Holders.

The information set forth in the Introductory Note and Items 2.01 and 5.03 is incorporated herein by reference.

At the Effective Time, each issued and outstanding Company Share, other than shares owned by Parent, Merger Sub, or any wholly-owned subsidiary of the Company, or held in the Company’s treasury, was converted into the right to receive the Merger Consideration, whereupon all such Company Shares were cancelled and ceased to exist, and each holder of such Company Shares ceased to have any rights with respect thereto, except the right to receive the Merger Consideration to be paid in consideration therefor in accordance with the Merger Agreement.

Item 5.01                                           Changes in Control of Registrant.

The information set forth in the Introductory Note and Items 2.01, 3.01, 3.03, and 5.02 of this report is incorporated herein by reference.

On July 31, 2019, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent.

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain                     Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

As of the Effective Time, in accordance with the terms of the Merger Agreement, the directors of Merger Sub, immediately prior to the Effective Time became the directors of the surviving corporation until their respective successors are duly elected and qualified or until their earlier death, resignation, or removal.

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this report is incorporated herein by reference.

On July 31, 2019, pursuant to the terms of the Merger Agreement, at the Effective Time, the articles of incorporation of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Amended and Restated Articles of Incorporation filed as Exhibit 3.1 to this report and incorporated herein by reference, and the bylaws of the Company as in effect immediately prior to the Effective Time were amended and restated as set forth in the Amended and Restated Bylaws filed as Exhibit 3.2 to this report and incorporated herein by reference.

Item 7.01                                           Regulation FD Disclosure.

On July 31, 2019, the Company issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
3.1	Amended and Restated Articles of Incorporated of UQM Technologies, Inc.
3.2	Amended and Restated Bylaws of UQM Technologies, Inc.
99.1	Press Release, dated July 31, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UQM TECHNOLOGIES, INC.

Date: August 1, 2019	/s/ DAVID I. ROSENTHAL
David I. Rosenthal
Treasurer, Secretary and Chief Financial Officer